                  INDEPENDENT TELECOMMUNICATIONS NETWORK, INC.

                                   $13,248,000

               7.5% Convertible Redeemable Subordinated Debentures
                               due August 15, 2001


                          ----------------------------


                                    INDENTURE

                           Dated as of August 15, 1991


                          ----------------------------




                           United Missouri Bank, N.A.,

                                     Trustee

                             CROSS-REFERENCE TABLE*

Trust Indenture
 Act Section                                                      Indenture Section
---------------                                                   -----------------
310  (a) (1) -.................................................................7.10
     (a) (2)...................................................................7.10
     (a) (3)...................................................................N.A.
     (a) (4)...................................................................N.A.
     (b)..........................................................7.08; 7.10; 12.01
     (c).......................................................................7.11
311  (a).......................................................................7.11
     (b).......................................................................7.11
     (c).......................................................................N.A.
312  (a).......................................................................2.05
     (b)......................................................................12.03
     (c)......................................................................12.03
313  (a).......................................................................7.06
     (b) (1)...................................................................N.A.
     (b) (2)...................................................................7.06
     (c)......................................................................12.02
     (d).......................................................................7.06
314  (a)................................................................4.02; 12.02
     (b).......................................................................N.A.
     (c) (1)..................................................................12.04
     (c) (2)..................................................................12.04
     (c) (3)...................................................................N.A.
     (d).......................................................................N.A.
     (e)......................................................................12.05
     (f).......................................................................4.03
315  (a)....................................................................7.01(b)
     (b)................................................................7.05; 12.02
     (c)....................................................................7.01(a)
     (d)....................................................................7.01(c)
     (e).......................................................................6.11
316(a)(last sentence)..........................................................2.09
     (a)(1)(A).................................................................6.05
     (a)(1)(B).................................................................6.04
     (a)(2)....................................................................N.A.
     (b).......................................................................6.07

317  (a)(1)....................................................................6.08
     (a)(2)....................................................................6.09
     (b).......................................................................2.04
318  (a)......................................................................12.01



                            N.A. means not applicable

----------

* This Cross-Reference Table is not part of the Indenture

                                TABLE OF CONTENTS

ARTICLE 1   DEFINITIONS AND INCORPORATION BY REFERENCE.......................................1

   SECTION 1.1 DEFINITIONS...................................................................1

   SECTION 1.2 OTHER DEFINITIONS.............................................................3

   SECTION 1.3 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.............................4

ARTICLE 2   THE SECURITIES...................................................................4

   SECTION 2.1 FORM AND DATING...............................................................4

   SECTION 2.2 EXECUTION AND AUTHENTICATION..................................................4

   SECTION 2.3 REGISTRAR, PAYING AGENT AND CONVERSION AGENT..................................5

   SECTION 2.4 PAYING AGENT TO HOLD MONEY IN TRUST...........................................5

   SECTION 2.5 SECURITYHOLDER LISTS..........................................................5

   SECTION 2.6 TRANSFER AND EXCHANGE.........................................................5

   SECTION 2.7 REPLACEMENT SECURITIES........................................................6

   SECTION 2.8 OUTSTANDING SECURITIES........................................................6

   SECTION 2.9 TREASURY SECURITIES...........................................................6

   SECTION 2.10 TEMPORARY SECURITIES.........................................................6

   SECTION 2.11 CANCELLATION.................................................................7

   SECTION 2.12 DEFAULTED INTEREST...........................................................7

   SECTION 2.13 UNCLAIMED PRINCIPAL AND INTEREST.............................................7

ARTICLE 3   REDEMPTION.......................................................................7

   SECTION 3.1 NOTICES TO TRUSTEE............................................................7

   SECTION 3.2 SELECTION OF SECURITIES TO BE REDEEMED........................................7

   SECTION 3.3 NOTICE OF REDEMPTION..........................................................8

   SECTION 3.4 EFFECT OF NOTICE OF REDEMPTION................................................8

   SECTION 3.5 DEPOSIT OF REDEMPTION PRICE...................................................8

   SECTION 3.6 SECURITIES REDEEMED IN PART...................................................8

ARTICLE 4   COVENANTS........................................................................9

   SECTION 4.1 PAYMENT OF SECURITIES.........................................................9

   SECTION 4.2 SEC REPORTS...................................................................9

   SECTION 4.3 COMPLIANCE CERTIFICATE........................................................9

   SECTION 4.4 USURY LAWS....................................................................9

   SECTION 4.5 RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS.................................10

   SECTION 4.6 RESTRICTIONS ON ADDITIONAL INDEBTEDNESS......................................10

   SECTION 4.7 MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST..............................10

   SECTION 4.8 CONTINUED EXISTENCE..........................................................11

   SECTION 4.9 MAINTENANCE OF PROPERTIES....................................................11

   SECTION 4.10 TAXES.......................................................................12

   SECTION 4.11 ORIGINAL ISSUE DISCOUNT.....................................................12

ARTICLE 5   SUCCESSORS......................................................................12

   SECTION 5.1 WHEN COMPANY MAY MERGE, ETC..................................................12

ARTICLE 6   DEFAULTS AND REMEDIES...........................................................13

   SECTION 6.1 EVENTS OF DEFAULT............................................................13

   SECTION 6.2 ACCELERATION.................................................................14

   SECTION 6.3 OTHER REMEDIES...............................................................14

   SECTION 6.4 WAIVER OF PAST DEFAULTS......................................................15

   SECTION 6.5 CONTROL BY MAJORITY..........................................................15

   SECTION 6.6 LIMITATION ON SUITS..........................................................15

   SECTION 6.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT.........................................15

   SECTION 6.8 COLLECTION SUIT BY TRUSTEE...................................................16

   SECTION 6.9 TRUSTEE MAY FILE PROOFS OF CLAIM.............................................16

   SECTION 6.10 PRIORITIES..................................................................16

   SECTION 6.11 UNDERTAKING FOR COSTS.......................................................16

ARTICLE 7   TRUSTEE.........................................................................17

   SECTION 7.1 DUTIES OF TRUSTEE............................................................17

   SECTION 7.2 RIGHTS OF TRUSTEE............................................................18

   SECTION 7.3 INDIVIDUAL RIGHTS OF TRUSTEE.................................................18

   SECTION 7.4 TRUSTEE'S DISCLAIMER.........................................................18

   SECTION 7.5 NOTICE OF DEFAULTS...........................................................18

   SECTION 7.6 REPORTS BY TRUSTEES TO HOLDERS...............................................18

   SECTION 7.7 COMPENSATION AND INDEMNITY...................................................19

   SECTION 7.8 REPLACEMENT OF TRUSTEE.......................................................19

   SECTION 7.9 SUCCESSOR TRUSTEE BY MERGER, ETC.............................................20

   SECTION 7.10 ELIGIBILITY; DISQUALIFICATION...............................................20


   SECTION 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...........................20

ARTICLE 8   DISCHARGE OF INDENTURE..........................................................21

   SECTION 8.1 TERMINATION OF COMPANY'S OBLIGATIONS.........................................21

   SECTION 8.2 APPLICATION OF TRUST MONEY...................................................21

   SECTION 8.3 REPAYMENT TO COMPANY.........................................................21

ARTICLE 9   AMENDMENTS......................................................................22

   SECTION 9.1 WITHOUT CONSENT OF HOLDERS...................................................22

   SECTION 9.2 WITH CONSENT OF HOLDERS......................................................22

   SECTION 9.3 COMPLIANCE WITH TRUST INDENTURE ACT..........................................23

   SECTION 9.4 REVOCATION AND EFFECT OF CONSENTS............................................23

   SECTION 9.5 NOTATION ON OR EXCHANGE OF SECURITIES........................................23

   SECTION 9.6 TRUSTEE PROTECTED............................................................23

ARTICLE 10   CONVERSION.....................................................................24

   SECTION 10.1 CONVERSION PRIVILEGE........................................................24

   SECTION 10.2 CONVERSION PROCEDURE........................................................24

   SECTION 10.3 FRACTIONAL SHARES...........................................................24

   SECTION 10.4 TAXES ON CONVERSION.........................................................24

   SECTION 10.5 COMPANY TO PROVIDE STOCK....................................................25

   SECTION 10.6 ADJUSTMENT FOR CHANGE IN CAPITAL STOCK......................................25

   SECTION 10.7 WHEN NO ADJUSTMENT REQUIRED.................................................25

   SECTION 10.8 NOTICE OF CERTAIN TRANSACTIONS..............................................26

   SECTION 10.9 REORGANIZATION OF COMPANY...................................................26

   SECTION 10.10 COMPANY DETERMINATION FINAL................................................26

   SECTION 10.11 TRUSTEE'S DISCLAIMER.......................................................27

ARTICLE 11   SUBORDINATION..................................................................27

   SECTION 11.1 AGREEMENT TO SUBORDINATE....................................................27

   SECTION 11.2 CERTAIN DEFINITIONS.........................................................27

   SECTION 11.3 LIQUIDATION; DISSOLUTION; BANKRUPTCY........................................27

   SECTION 11.4 DEFAULT ON SENIOR DEBT......................................................28

   SECTION 11.5 ACCELERATION OF SECURITIES..................................................28

   SECTION 11.6 WHEN DISTRIBUTION MUST BE PAID OVER.........................................28

   SECTION 11.7 NOTICE BY COMPANY...........................................................29

   SECTION 11.8 SUBROGATION.................................................................29

   SECTION 11.9 RELATIVE RIGHTS.............................................................29

   SECTION 11.10 SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY...............................29

   SECTION 11.11 DISTRIBUTION OR NOTICE TO REPRESENTATIVE...................................29

   SECTION 11.12 RIGHTS OF TRUSTEE AND PAYING AGENT.........................................30

ARTICLE 12   MISCELLANEOUS..................................................................30

   SECTION 12.1 TRUST INDENTURE ACT CONTROLS................................................30

   SECTION 12.2 NOTICES.....................................................................30

   SECTION 12.3 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.................................30

   SECTION 12.4 CERTIFICATE AND OPINIONS AS TO CONDITIONS PRECEDENT.........................30

   SECTION 12.5 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION...............................31

   SECTION 12.6 RULES BY TRUSTEE AND AGENTS.................................................31

   SECTION 12.7 LEGAL HOLIDAYS..............................................................31

   SECTION 12.8 NO RECOURSE AGAINST OTHERS..................................................31

   SECTION 12.9 DUPLICATE ORIGINALS.........................................................31

   SECTION 12.10 VARIABLE PROVISIONS........................................................32

   SECTION 12.11 GOVERNING LAW..............................................................32

   SECTION 12.12 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS..............................32

   SECTION 12.13 SUCCESSORS.................................................................32

   SECTION 12.14 SEVERABILITY...............................................................32

SIGNATURES . . .

EXHIBIT A . . .

                THIS INDENTURE, dated as of August 15, 1991, between ILLUMINET HOLDINGS, INC., a Delaware corporation (the "COMPANY"), and UNITED MISSOURI BANK, N.A., as trustee (the "Trustee").

                WHEREAS, the Company has duly authorized the issue of its 7.5% convertible redeemable subordinated debentures due August 15, 2001 (the "SECURITIES"), and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture;

                WHEREAS, all acts and things necessary to make this Indenture and, when duly executed by the Company and authenticated by the Trustee, the Securities, valid and legally binding obligations of the Company according to their terms have been done and performed, in execution of this Indenture and the issue hereunder of the Securities have in all respects been authorized by the Company.

                NOW, THEREFORE, in consideration of the premises and the purchases of the Securities by the holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                SECTION 1.1 DEFINITIONS. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for purposes of this Indenture shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as enforced at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principals, and the term "generally accepted accounting principals" means such accounting principals as are generally accepted at the time of any computation.

                "AFFILIATE" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

                "AGENT" means any Registrar, Paying Agent, Conversion Agent, or co-registrar.

                "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board.

                "BUSINESS DAY" means any day except for a Legal Holiday, as defined in Section 12.7.

                "CAPITAL STOCK" means all shares, interests, participations, or other equivalents (however designated) of corporate stocks.

                "COMPANY" means the party named as such above until a successor replaces it in accordance with Article 5 and thereafter means the successor.

                "CONSOLIDATED NET INCOME" means, for, any period, the aggregate of the Net Income of the Company and its subsidiaries for such period, on a consolidated basis, determined in accordance with generally accepted accounting principles, provided that (i) the Net Income of any person which is not a subsidiary or is accounted for by the Company by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the Company or a subsidiary, and (ii) the Net Income of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded. "Net Income" of any person shall mean the net income (loss) of such person, determined in accordance with generally accepted accounting principles; excluding, however, from the determination of Net Income any gain (but not loss) realized upon the sale or other disposition (including, without limitation, dispositions pursuant to permissible leaseback transactions) of any real property or equipment of such person, which is not sold or otherwise disposed of in the ordinary course of business, and any gain (but not loss) realized upon the sale or other disposition of any capital stock of the Company or a subsidiary owned by such person.

                "DEFAULT" means any event which is, or after notice or passage of time would be, an Event of Default.

                "HOLDER" or "SECURITYHOLDER" means a person in whose name a Security is registered.

                "INDENTURE" means this Indenture as amended from time to time.

                "OFFICERS' CERTIFICATE" means a certificate signed by two officers, one of whom must be the Chairman of the Board, the President, the Treasurer or a Vice-President of the Company. See Sections 12.4, 12.5 and 12.10.

                "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 12.4 and 12.5.

                "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "SEC" means the Securities and Exchange Commission.

                "SECURITIES" means the Securities described above issued under this Indenture in the form of Exhibit A hereto.

                "SUBSIDIARY" means any person of which at least a majority of capital stock having ordinary voting power for the election of directors or other governing body of such person is owned by the Company directly or through one or more subsidiaries.

                "TANGIBLE NET WORTH" means the consolidated equity of the stockholders of the Company and its consolidated subsidiaries less their consolidated Intangible Assets, all determined on a consolidated basis in accordance with generally acceptable accounting principles. For purposes of this definition "INTANGIBLE ASSETS" means the amount (to the extent reflected in determining such consolidated equity of the stockholders) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within twelve months after the acquisition of such business) subsequent to June 30, 1990 in the book value of any asset owned by the Company or a consolidated subsidiary, (ii) all investments in unconsolidated subsidiaries and in persons which are not subsidiaries, and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization and development expenses and other intangible items, all of the foregoing as determined in accordance with generally accepted accounting principles.

                "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of execution of this Indenture.

                "TRUSTEE" means the party named as such above until a successor replaces it and thereafter means the successor.

                "TRUST OFFICER" means the Chairman of the Board, the President or any other officer or assistant officer or other employee by the Trustee assigned by the Trustee to administer its corporate trust matters.

                SECTION 1.2 OTHER DEFINITIONS.

                                                                Defined in
               Term                                              Section
               ----                                             ----------
"Bankruptcy Law"...............................................       6.1
"Common Stock".................................................      10.1
"Conversion Agent".............................................       2.3
"Custodian"....................................................       6.1
"Debt".........................................................      11.2
"Event of Default".............................................       6.1
"Legal Holiday"................................................      12.7
"Officer"......................................................     12.10
"Paying Agent".................................................       2.3
"Quoted Price".................................................     12.10
"Registrar"....................................................       2.3
"Representative"...............................................      11.2
"Senior Debt"..................................................      11.2
"U.S. Government Obligations"..................................       8.1

                SECTION 1.3 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                The following TIA terms used in this Indenture have the following meanings:

                        "INDENTURE SECURITIES" means the Securities;

                        "INDENTURE SECURITY HOLDER" means a Securityholder;

                        "INDENTURE TO BE QUALIFIED" means this Indenture;

                        "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the
                Trustee;

                        "OBLIGOR" on the securities means the Company.

                All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

                                    ARTICLE 2

                                 THE SECURITIES

                SECTION 2.1 FORM AND DATING. The Securities shall be substantially in the form of Exhibit A, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

                SECTION 2.2 EXECUTION AND AUTHENTICATION. Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

                If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the security shall nevertheless be valid.

                A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                Prior to authentication, the Company will provide the Trustee with the names and addresses of the holders of the Securities, and a certificate from each holder stating their tax identification or social security number.

                The Trustee shall authenticate Securities for original issue up to an aggregate principal amount of $13,248,000 upon a written order of the Company signed by two Officers. The aggregate principal amount of Securities outstanding at any time may not exceed

$13,248,000 except as provided in Section 2.7 or as may be increased by interest which is capitalized and added to principal pursuant to paragraph 2 of the Securities.

                The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate.

                SECTION 2.3 REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Company shall maintain an office or agency where securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for payment ("PAYING AGENT") and an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice to any Securityholder. The term "PAYING AGENT" includes any additional paying agent; the term "CONVERSION AGENT" includes any additional conversion agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its subsidiaries may act as Conversion Agent, Paying Agent or Registrar.

                SECTION 2.4 PAYING AGENT TO HOLD MONEY IN TRUST. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any failure by the Company in making any such payment. While any such failure continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

                SECTION 2.5 SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

                SECTION 2.6 TRANSFER AND EXCHANGE. Where Securities are presented to the Registrar or a co-registrar with a request to register, transfer or exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for the registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.6, 9.5 or 10.2).

                The Company shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.2 and ending at the close of business on such day of selection, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                The Securities may only be sold or otherwise transferred as a unit with the Series A Convertible Preferred Stock issued as a unit with the Securities.

                SECTION 2.7 REPLACEMENT SECURITIES. If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a security is replaced. The Company and the Trustee may charge for its expenses in replacing a Security.

                SECTION 2.8 OUTSTANDING SECURITIES. The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                If Securities are considered paid under Section 4.1, they cease to be outstanding and interest on them ceases to accrue.

                A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

                SECTION 2.9 TREASURY SECURITIES. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

                SECTION 2.10 TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

                SECTION 2.11 CANCELLATION. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement, conversion or cancellation and shall dispose of cancelled Securities as the Company directs. The Company may not issue new securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article 10.

                SECTION 2.12 DEFAULTED INTEREST. If the Company fails to make a payment of interest on the Securities, it shall pay such interest thereafter in any lawful manner. It may pay such interest, plus any interest payable on it, to the persons who are Securityholders on a subsequent special record date. The Company shall fix the record date and payment date. At least 15 days before the record date, the company shall mail to Securityholders a notice that states the record date, payment date, and amount of such interest to be paid.

                SECTION 2.13 UNCLAIMED PRINCIPAL AND INTEREST. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

                                    ARTICLE 3

                                   REDEMPTION

                SECTION 3.1 NOTICES TO TRUSTEE. If the Company elects to redeem Securities pursuant to paragraph 6 of the Securities, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed. If the Company wants to credit against any such redemption Securities it has not previously delivered to the Trustee for cancellation, it shall deliver the Securities with the notice.

                The company shall give the notice provided for in this Section at least 45 days before the redemption date.

                SECTION 3.2 SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Trustee shall select, subject to the remainder of this Section, the Securities to be redeemed pro rata or by lot. The Trustee shall make the selection not more than 75 days and not less than 45 days before the redemption date from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

                SECTION 3.3 NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed. At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

                The notice shall identify the Securities to be redeemed and shall state:

                        (1)     the redemption date;

                        (2)     the redemption price;

                        (3)     the conversion ratio;

                        (4) the name and address of the Paying Agent and Conversion Agent;

                        (5) that Securities called for redemption may be converted at any time before the close of business on the fifth business day prior to the redemption date;

                        (6) that Holders who want to convert Securities must satisfy the requirements in paragraph 8 of the Securities;

                        (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                        (8) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

                        (9) that if any Security is being redeemed in part, upon surrender of such Security, a new Security in the aggregate principal amount equal to the unredeemed portion of the old Security so surrendered shall be delivered to the Holder after the redemption date.

                SECTION 3.4 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the redemption price.

                SECTION 3.5 DEPOSIT OF REDEMPTION PRICE. On or before the redemption date, the Company shall deposit with the Paying Agent money in fully collected funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Paying Agent shall return to the Company any money not required for that purpose.

                SECTION 3.6 SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                    ARTICLE 4

                                    COVENANTS

                SECTION 4.1 PAYMENT OF SECURITIES. The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent (other than the Company or a subsidiary) holds on that date money, in fully collected funds, designated for and sufficient to pay all principal and interest then due, and such money is not subject to any adverse claims under bankruptcy or other law.

                The Company shall pay interest on overdue principal at the rate borne by the Securities; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                SECTION 4.2 SEC REPORTS. The Company shall deliver to the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of TIA Section 314(a). The Company shall timely comply with its reporting and filing obligations under the applicable federal securities law.

                SECTION 4.3 COMPLIANCE CERTIFICATE. The Company shall deliver to the, Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited. See Section 12.4 and 12.5.

                The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture or (ii) any event of default under any other mortgage, indenture or instrument as that term is used in
Section 6.1(4), an Officers' Certificate specifying such Default, Event of Default or default.

                SECTION 4.4 USURY LAWS. The Company will not voluntarily claim and will actively resist any attempts to claim the benefit of any usury laws against the Holders of the Securities.

                SECTION 4.5 RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. The Company may not:

                        (1) declare or pay any dividend or make any distribution on its capital stock or to its stockholders (other than dividends or distributions payable in its capital stock); or

                        (2) purchase, redeem, or otherwise acquire or retire for value any of its capital stock or permit any subsidiary to do so;

if at the time of such action an Event of Default shall have occurred and be continuing or if upon giving effect thereto the aggregate amount expended for all such purposes subsequent to the date of execution of this Indenture shall exceed the sum of (A) 75% of the aggregate Consolidated Net Income of the Company accrued subsequent to June 30, 1990, (B) the aggregate net proceeds, including cash and the fair market value of property other than cash (as conclusively determined by the Board of Directors as evidenced by a board resolution), received by the Company from the issue or sale subsequent to June 30, 1990 of capital stock of the Company (other than preferred stock subject to mandatory redemption or redemption at the option of the holder) other than in connection with the conversion of any indebtedness, and (C) the aggregate net proceeds received by the Company subsequent to the date of execution of this Indenture from the issue or sale of any indebtedness of the Company which has been converted into capital stock of the Company (other than preferred stock subject to mandatory redemption or redemption at the option of the holder); provided, however, that these provisions will not prevent (i) the payment of any dividend within 60 days after the date of declaration when the payment complied with the foregoing provisions on the date of declaration, or (ii) the retirement of any shares of the Company's capital stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a subsidiary) of, other shares of its capital stock (other than preferred stock subject to mandatory redemption or redemption at the option of the holder).

                SECTION 4.6 RESTRICTIONS ON ADDITIONAL INDEBTEDNESS. Subsequent to the date of issuance of the Securities, the Company may not incur additional indebtedness except for (i) indebtedness incurred for capital expenditures or expenses and costs related to the expansion of the Company's business operations or service capabilities through acquisition of existing businesses or services or portions thereof, whether from affiliated or non-affiliated entities; (ii) indebtedness incurred to refinance all or part of the Securities; (iii) indebtedness fully secured by the assets of the Company or any affiliate of the Company; or (iv) working capital debt.

                SECTION 4.7 MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                Whenever the Company shall have one or more Paying Agents, it will, not later than the business day prior to each date for the payment of the principal of or interest on the Securities, deposit in fully collected funds with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of persons entitled to such payments; and, unless such Paying Agent is the Trustee, the Company will promptly notify the Trustee of its action or failure so to act.

                The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                        (1) hold all sums held by it for the payment of the principal of or interest on the Securities in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided;

                        (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

                        (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                The Company may at any time pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent, as the case may be, shall be released from all further liability with respect to payment to the Trustee of such money.

                SECTION 4.8 CONTINUED EXISTENCE. Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation.

                SECTION 4.9 MAINTENANCE OF PROPERTIES. The Company shall, and shall cause each of its subsidiaries to, maintain its properties and assets in good working order and condition and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto unless the failure to do so would not be adverse to the Holders.

                The Company shall, and shall cause each of its subsidiaries to, maintain with financially sound and reputable insurers such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated.

                The company shall, and shall cause each of its subsidiaries to, keep true books of records and accounts in which full and correct entries will be made of all its business transactions, in accordance with sound business practices, and, reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles.

                The Company shall, and shall cause each of its subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or condition, financial or otherwise, of the Company and its subsidiaries taken as a whole.

                SECTION 4.10 TAXES. The Company shall, and shall cause each of its subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.

                SECTION 4.11 ORIGINAL ISSUE DISCOUNT. Within twenty days after the end of each calendar year, the Company will provide the Trustee with information as to the amount of original issue discount that has accrued on the Securities during the previous calendar year.

                                    ARTICLE 5

                                   SUCCESSORS

                SECTION 5.1 WHEN COMPANY MAY MERGE, ETC. The Company shall not consolidate or merge with or into, or transfer or lease all or substantially all of its assets to, any person unless:

                        (1) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale or conveyance shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, except that it need not assume the obligations of the Company as to conversion of Securities if, pursuant to Section 10.9, the Company or another person enters into a supplemental indenture obligating it to deliver securities, cash or other assets upon conversion of Securities;

                        (2) immediately after the transaction no Default or Event of Default exists; and

                        (3) the corporation formed by or surviving any such consolidation or merger, or to which such sale or conveyance shall have been made, shall have Tangible Net Worth (immediately after the transaction) equal to or greater than the Tangible Net Worth of the Company (immediately preceding the transaction).

                The Company shall deliver to the Trustee prior to the proposed transaction an officers' Certificate to the foregoing effect and an opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

                The surviving corporation shall be the successor Company, but the predecessor Company in the case of a transfer or lease shall not be released from the obligation to pay the principal of and interest on the Securities.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

                SECTION 6.1 EVENTS OF DEFAULT. An "Event of Default" occurs if:

                        (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days;

                        (2) the Company defaults in payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

                        (3) the Company fails to comply with any of its other agreements or covenants in, or provisions of, the Securities or this Indenture, other than those specified in subparagraph (1) and (2) above, and the Default continues for the period and after the notice specified below;

                        (4) an event of default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any subsidiary (or the payment of which is guaranteed by the Company or a subsidiary), whether such indebtedness or guarantee now exists or shall be created hereafter, if the effect of such event of default is to cause or permit the acceleration of such indebtedness prior to its expressed maturity, and such event of default results in an acceleration of a principal amount of such indebtedness which, together with the principal amount of any such other indebtedness so accelerated (other than as referred to in the proviso below) aggregates $500,000 or more;

                        (5) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any subsidiary which remain undischarged for a period (during which execution shall not be effectively stayed) of 30 days, provided that the aggregate amount of all such judgments exceeds $500,000 and the Default continues for the period and after the notice specified below;

                        (6) the Company or any material subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                                (A)     commences a voluntary case,

                                (B) consents to the entry of an order for relief against it in an involuntary case,

                                (C)     consents to the appointment of a
                        Custodian of it or for all or substantially all of its property,

                                (D)     makes a general assignment for the
                        benefit of its creditors, or

                                (E) generally is unable to pay its debts as the same become due; or

                        (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                                (A) is for relief against the Company or any material subsidiary in an involuntary case,

                                (B) appoints a Custodian of the Company or any material subsidiary for all or substantially all of its property, or

                                (C) orders the liquidation of the Company or any material subsidiary,

                and the order or decree remains unstayed and in effect for 60 days.

                The term "BANKRUPTCY LAW" means title 11, U.S. Code or any similar Federal or State Law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                A Default under clause (3) (other than Defaults under Section
5.1 or in connection with obligations arising pursuant to Section 10.1 which Defaults shall be Events of Default with the notice but without the passage of time specified in this paragraph) or (5) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Company of the Default and the Company does not cure the Default within 60 days after receipt of this notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "NOTICE OF DEFAULT."

                SECTION 6.2 ACCELERATION. If an Event of Default (other than, an Event of Default specified in clauses (6) and (7) of Section 6. 1) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the principal of and accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clauses (6) or (7) of Section 6.1 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

                SECTION 6.3 OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

                SECTION 6.4 WAIVER OF PAST DEFAULTS. The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security or a Default or Event of Default under Article 10.

                SECTION 6.5 CONTROL BY MAJORITY. The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability.

                SECTION 6.6 LIMITATION ON SUITS. A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

                        (1) the Holder gives to the Trustee notice of a continuing Event of Default;

                        (2) the Holders of at least 25% in principal amount of the then outstanding securities make a request to the Trustee to pursue the remedy;

                        (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                        (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                        (5) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another
Securityholder.

                SECTION 6.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

                Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

                SECTION 6.8 COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Securities.

                SECTION 6.9 TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property.

                SECTION 6.10 PRIORITIES. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                First:          to the Trustee for amounts due under Section
                                7.7;

                Second: to holders of Senior Debt to the extent required by Article 11;

                Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                Fourth:         to the Company.

                The Trustee may fix a record date and payment date for any payment to Securityholders.

                SECTION 6.11 UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities unless the Trustee is a defendant in such suit and then only with respect to the costs of the Trustee.

                                    ARTICLE 7

                                     TRUSTEE

                SECTION 7.1 DUTIES OF TRUSTEE.

                (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                (b)     Except during the continuance of an Event of Default:

                        (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

                        (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (1) This paragraph does not limit the effect of paragraph (b) of this Section.

                        (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                        (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                SECTION 7.2 RIGHTS OF TRUSTEE.

                (a) The Trustee may rely on any documents believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

               (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Certificate or Opinion.

               (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

               (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                SECTION 7.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Section 7.10 and 7.11.

                SECTION 7.4 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

                SECTION 7.5 NOTICE OF DEFAULTS. If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Securityholders a notice of the Default or Event of Default within 90 days after it occurs and becomes known to the Trustee. Except in the case of a Default or Event of Default in payment on any Security (including any failure to make any mandatory redemption payment required hereunder), the Trustee may withhold the notice if and so long as the Trustee in good faith determines that withholding the notice is in the interest of Securityholders. The Trustee shall not be required to take notice or be deemed to have notice of any Event of Default as set forth in Section 6.1 hereof, except failure by the Company to pay or cause to be paid principal or interest on the debentures as the same becomes due, unless the Trustee shall be specifically notified in writing at the address specified in Section 12.10 hereof of such default by the Company, or the Holders of at least twenty-five percent (25%) in principal amount of the debentures then outstanding, and in the absence of such notice so delivered to the Trustee, the Trustee may conclusively assume there is no default, unless the failure to take such notice of default without any duty of independent investigation would constitute negligence or willful misconduct on the part of the Trustee.

                SECTION 7.6 REPORTS BY TRUSTEES TO HOLDERS. Within 60 days after the reporting date stated in Section 12.5, the Trustee shall mail to Securityholders a brief report dated as of such reporting date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

                A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange.

                SECTION 7.7 COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

                The Company shall indemnify the Trustee against any loss, cost (except for the Trustee's internal costs), or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                The Company need not reimburse any expenses or indemnify against any loss, cost or liability incurred by the Trustee through negligence or willful misconduct on the part of the Trustee.

                To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular securities.

                When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                The Company or the Trustee may make a charge against a holder sufficient for the reimbursement of any governmental charge required to be paid in the event such holder fails to provide a correct taxpayer identification number to the Trustee. Such charge may be deducted from a principal or interest payment due to such holder.

                SECTION 7.8 REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                        (1)     the Trustee fails to comply with Section 7.10;

                        (2) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                        (3) a Custodian or public officer takes charge of the Trustee or its property;

                        (4)     the Trustee becomes incapable of acting; or

                        (5) The Trustee and the Company fail to agree on the reasonableness of the fees and expenses of the Trustee and a writing to such effect is delivered to the Trustee and signed by the Company provided however no Event of Default has occurred and is continuing.

                If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, power and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

                SECTION 7.9 SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the successor corporation without any further act shall be the successor Trustee.

                SECTION 7.10 ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus as stated in
Section 12.10. The Trustee is subject to TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9).
Section 12.10 lists any excluded indenture or trust agreement.

                SECTION 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                    ARTICLE 8

                             DISCHARGE OF INDENTURE

                SECTION 8.1 TERMINATION OF COMPANY'S OBLIGATIONS. This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.7 and 8.3 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered to the Trustee for cancellation.

                In addition, the Company may terminate all of its obligations under this Indenture if:

                        (1) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption; and

                        (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal and interest on the Securities to maturity or redemption, as the case may be. The Company may make the deposit only during the one-year period specified in subparagraph (1) above and only if Article 11 permits it.

However, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 4.4, 4.6, 7.7, 7.8, 8.3, and in Article 10, shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.7 and 8.3 shall survive.

                After a deposit made pursuant to this Section 8.1, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

                In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

                "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

                SECTION 8.2 APPLICATION OF TRUST MONEY. The Trustee shall hold in trust money or U.S. Government obligations deposited with it pursuant to
Section 8.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities. Money and securities so held in trust are not subject to Article 11.

                SECTION 8.3 REPAYMENT TO COMPANY. The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Company's request shall specifically state the origin and amount of any excess money requested to be returned by the Trustee.

                                    ARTICLE 9

                                   AMENDMENTS

                SECTION 9.1 WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture or the Securities without the consent of any
Securityholder:

                        (1) to cure any ambiguity, defect or inconsistency including compliance with the TIA;

                        (2)     to comply with Sections 5.1 and 10.9;

                        (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                        (4) to make any change that does not adversely affect the legal rights hereunder of any Securityholder.

                SECTION 9.2 WITH CONSENT OF HOLDERS. Subject to Section 6.7, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding securities. Subject to Sections 6.4 and 6.7, the Holders of majority in principal amount of the Securities then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment or waiver under this Section may not:

                        (1) reduce the amount of Securities whose Holders must consent to an amendment;

                        (2) reduce the rate of or change the time for payment of interest, including defaulted interest, on any Security;

                        (3) reduce the principal of or change the fixed maturity of any Security;

                        (4) make any Security payable in money other than that stated in the Security;

                        (5) make any change in Section 6.4, 6.7 or 9.2 (third sentence);

                        (6) make any change that adversely affects the right to convert any Security;

                        (7) make any change in Article 11 that adversely affects the rights of any Securityholder; or

                        (8) waive a default in the payment of the principal of, or interest on, any Security or any Default under Article 10.

                An amendment under this Section may not make any change that adversely affects the rights under Article 11 of any holder of an issue of Senior Debt unless the holders of the issue pursuant to its terms consent to the change or the change is otherwise permissible.

                After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment.

                SECTION 9.3 COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

                SECTION 9.4 REVOCATION AND EFFECT OF CONSENTS. Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

                The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date.

                After an amendment or waiver becomes effective it shall bind every Securityholder, unless it is of the type described in any of clauses (1) through (8) of Section 9.2. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

                SECTION 9.5 NOTATION ON OR EXCHANGE OF SECURITIES. The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

                SECTION 9.6 TRUSTEE PROTECTED. The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights.

                                   ARTICLE 10

                                   CONVERSION

                SECTION 10.1 CONVERSION PRIVILEGE. A Holder of a security may convert it into Common Stock at any time during the period stated in paragraph 8 of the Securities. If an established trading market exists for the Common Stock at the time of conversion, each Security converts into the number of common shares equal to the principal amount owed on the Security divided by the Quoted Price per share on the last trading day prior to the conversion date. If no established trading market exists, each Security converts into shares of Common Stock on a basis of 0.9 shares for each $1.00 in principal amount of the Security.

                "COMMON STOCK" means Common Stock of the Company as it exists on the date of this Indenture or as it may be constituted from time to time.

                SECTION 10.2 CONVERSION PROCEDURE. To convert a Security, a Holder must satisfy the requirements in paragraph 8 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical, the company shall deliver through the Conversion Agent a certificate for the number of full shares of Common Stock issuable upon the conversion and a check for any fractional share. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

                Upon conversion, the Company will pay to the Holder in cash the amount of any accrued but unpaid interest to the conversion date.

                If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

                If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

                SECTION 10.3 FRACTIONAL SHARES. The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver its check for the current market value of the fractional share. The current market price of a share of Common Stock is the Quoted Price of the Common Stock on the last trading day prior to the conversion date. In the absence of such a quotation, the Company shall determine the current market price in good faith as it considers appropriate.

                SECTION 10.4 TAXES ON CONVERSION. If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

                SECTION 10.5 COMPANY TO PROVIDE STOCK. The Company has reserved and will continue to reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of the Securities in full.

                All shares of Common Stock which may be issued upon conversion of the Securities shall be fully paid and non-assessable.

                The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities and will endeavor to list such shares on each national securities exchange, automated quotation system or other national trading market on which the Common Stock may be listed.

                SECTION 10.6 ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the
Company:

                        (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                        (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                        (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                        (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                        (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the conversion privilege and the conversion ratio in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of capital stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

                The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted conversion ratio between the classes of capital stock. After such allocation, the conversion privilege and the conversion ratio of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

                SECTION 10.7 WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for a transaction referred to in Section 10.6 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

                No adjustment need be made for a change in the par value or no par value of the Common Stock.

                To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

                SECTION 10.8 NOTICE OF CERTAIN TRANSACTIONS. If:

                        (1) the Company takes any action that would require an adjustment in the conversion ratio pursuant to Section 10.6 and if the Company does not let Securityholders participate pursuant to Section 10.7;

                        (2) the Company takes any action that would require a supplemental indenture pursuant to Section 10.9; or

                        (3) there is a liquidation or dissolution of the Company,

                the Company shall mail to Securityholders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

                SECTION 10.9 REORGANIZATION OF COMPANY. If the Company is a party to a merger which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction, the Securities shall automatically become convertible into, the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after the consolidation, merger, transfer or lease if the Holder had converted the Security immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon conversion of the Securities (if other than the Company), shall enter into a supplemental indenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Company shall mail to Securityholders a notice describing the supplemental indenture.

                If the issuer of securities deliverable upon conversion of Securities under the supplemental indenture is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental indenture.

                If this Section applies, Section 10.6 does not apply.

                SECTION 10.10 COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors must make pursuant to Section 10.3,
10.6 or 10.7 is conclusive.

                SECTION 10.11 TRUSTEE'S DISCLAIMER. The Trustee has no duty or authority to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty or authority to determine whether any provisions of a supplemental indenture under Section 10.9 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.

                                   ARTICLE 11

                                  SUBORDINATION

                SECTION 11.1 AGREEMENT TO SUBORDINATE. The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payments in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

                SECTION 11.2 CERTAIN DEFINITIONS. "DEBT" means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of the Company or any Affiliate or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of the Company or an Affiliate prepared on a consolidated basis in accordance with generally accepted accounting principles.

                "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

                "SENIOR DEBT" means all Debt (present or future) created, incurred, assumed or guaranteed by the Company or an Affiliate (and all renewals, extensions or refunding thereof), unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include any Debt of the Company to any of its subsidiaries.

                SECTION 11.3 LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceedings relating to the Company or its property:

                        (1) holders of Senior Debt shall be entitled to receive a payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Securityholders shall be entitled to receive any payment of principal or of interest on Securities; and

                        (2) until the Senior Debt is paid in full in cash, any distribution to which Securityholders would be entitled but for this Article shall be made to holders of Senior Debt as their interest may appear, except that Securityholders may receive securities that are subordinated to Senior Debt to be at least the same extent as the Securities.

                SECTION 11.4 DEFAULT ON SENIOR DEBT. Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by the Company or any person acting on behalf of the Company on account of the principal of or interest on the Securities.

                The Company may not pay principal of or interest on the Securities and may not acquire any Securities for cash or property other than capital stock of the Company if:

                        (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

                        (2) the default is the subject of judicial proceedings or the Company receives a notice of the default from a person who may give it pursuant to Section 11.12. If the Company receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Debt shall not be effective for purposes of this Section.

                The Company may resume payments on the Securities and may acquire them when:

                                (A)     the default is cured or waived, or

                                (B) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Article otherwise permits the payment or acquisition at that time.

                SECTION 11.5 ACCELERATION OF SECURITIES. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration. The Company may pay the Securities when 120 days pass after the acceleration occurs if this Article permits the payment at this time.

                SECTION 11.6 WHEN DISTRIBUTION MUST BE PAID OVER. In the event that the Company shall make any payment to the Trustee on account of the principal of or interest on the Securities at a time when such payment is prohibited by Section 11.4, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of Senior Debt held by them) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

                If a distribution is made to Securityholders that because of this Article should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

                SECTION 11.7 NOTICE BY COMPANY. The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt provided in this Article. Nothing in this
Article 11 shall apply to claim of, or payments to, the Trustee under or pursuant to Section 7.7.

                SECTION 11.8 SUBROGATION. After all Senior Debt is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Debt.

                SECTION 11.9 RELATIVE RIGHTS. This Article defines the relative rights of Securityholders and holders of Senior Debt. Nothing in this Indenture shall:

                        (1)     impair, as between the Company and
                Securityholders, the obligation of the Company, which is absolute and to pay principal of and interest on the Securities in accordance with their terms;

                        (2) affect the relative rights of Securityholders and creditors of the Company other than holders of Senior Debt; or

                        (3) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to Securityholders.

                If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

                SECTION 11.10 SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY. No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

                SECTION 11.11 DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

               SECTION 11.12 RIGHTS OF TRUSTEE AND PAYING AGENT. The Trustee or Paying Agent may continue to make payments on the Securities until it receives notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Debt that has no Representative may give the notice, on which notice the Trustee may rely.

                The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

                                   ARTICLE 12

                                  MISCELLANEOUS

                SECTION 12.1 TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                SECTION 12.2 NOTICES. Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by registered or certified mail to the other's address stated in
Section 12.10. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

                A notice or communication sent to the Trustee or the Company is duly given upon receipt by the other party within the time prescribed.

                A notice or communication sent to a Securityholder, if mailed in the manner provided above within the time prescribed, is duly given, whether or not the Securityholder receives it.

                If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

                All notices or communications shall be in writing.

                SECTION 12.3 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

                SECTION 12.4 CERTIFICATE AND OPINIONS AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                        (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                        (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                SECTION 12.5 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                        (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                The first certificate pursuant to Section 4.3 will be for the fiscal year ending June 30, 1992.

                The reporting date for Section 7.6 is September 15 of each year. The first reporting date is September 15, 1991.

                SECTION 12.6 RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for its functions.

                SECTION 12.7 LEGAL HOLIDAYS. A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which the Trustee or any Paying Agent is not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                SECTION 12.8 NO RECOURSE AGAINST OTHERS. All liability described in the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

                SECTION 12.9 DUPLICATE ORIGINALS. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

                SECTION 12.10 VARIABLE PROVISIONS. "OFFICER" means Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

                The Company initially appoints the Trustee as Conversion Agent, Paying Agent, Registrar and Authenticating Agent.

                The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

                In Article 10, the "QUOTED PRICE" of the Common Stock is the last reported sales price of the Common Stock as reported on the New York Stock Exchange, or if the Common Stock is listed on another securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or, if not so listed, the last reported sales price of the Common Stock as reported by NASDAQ, National Market System, or if not so listed or reported, the last reported bid price of the Common Stock.

                The Company's address is:

                        Illuminet Holdings, Inc.
                        P.O. Box 8
                        4501 Intelco Loop, S.E.
                        Lacey, WA  98503

                The Trustee's address is:

                        United Missouri Bank, N.A.
                        Attention:  Corporate Trust Department
                        928 Grand
                        Kansas City, Missouri  64106

                SECTION 12.11 GOVERNING LAW. The internal laws of the State of Missouri shall govern this Indenture and the Securities.

                SECTION 12.12 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                SECTION 12.13 SUCCESSORS. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                SECTION 12.14 SEVERABILITY. In case any provision of this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                   SIGNATURES

Dated: as of August 15, 1991            Independent Telecommunications
                                        Network, Inc.


                                        By:
                                           -------------------------------------

Attest:

------------------------------------


Dated: as of August 15, 1991            United Missouri Bank, N.A.,
                                        as Trustee


                                        By:
                                           -------------------------------------

Attest:

------------------------------------

                                    EXHIBIT A

                               (FACE OF DEBENTURE)
                            ILLUMINET HOLDINGS, INC.
                     7.5% CONVERTIBLE SUBORDINATED DEBENTURE
                               DUE AUGUST 15, 2001

No.                                                                  $__________

                ILLUMINET HOLDINGS, INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to ___________________________________________, or registered assigns, the principal sum of _____________________________________ Dollars on August 15,
2001, with interest accruing annually and payable in arrears, beginning on August 15, 1995, on the 20th Business Day following the last day of each calendar quarter to holders of record on such quarter ending date.

                This Debenture has original issue discount. The amount of original issue discount for this Debenture is $________________. For purposes of computing amounts of original issue discount income on this Debenture, the "issue date" of the Debenture is ______________, 1991, and the "yield to maturity" of the Debenture is _____________%. The "yield to maturity" of the Debenture was computed based on the fact the Company will use the _________________ method to determine the amount of original issue discount accruing in the short "accrual period" beginning ______________, 1991 and ending _______________, 1991. Using the ____________ method, $_____________ of original issue discount income will accrue in such short "accrual period."

                Reference is hereby made to the further provisions of this Debenture on the reverse hereof, which provisions have the same effect as if set forth at this place.

This is one of the Debentures
referred to in the within mentioned Indenture:

Dated:

UNITED MISSOURI BANK, N.A.,             ILLUMINET HOLDINGS, INC.
        AS TRUSTEE                              NETWORK, INC.

By:                                     By:
   -------------------------------         -------------------------------------
        Authorized Signature

        OR

as Authenticating Agent

By:
   -------------------------------                       [Seal]
        Authorized Signature

                               (BACK OF DEBENTURE)

                     ---------------------------------------

               7.5% CONVERTIBLE REDEEMABLE SUBORDINATED DEBENTURE

                               DUE AUGUST 15, 2001

                1. INTEREST. (The Company promises to pay interest on the principal amount of this Debenture (the "Principal") at the rate per annum shown above (the "INTEREST RATE"). The Company will pay interest quarterly in arrears on the twentieth (20th) Business Day (an "INTEREST PAYMENT DATE") following the last day of each calendar quarter (the "INTEREST RECORD DATE"), beginning with the fourth quarter of 1995, to holders of record on the Interest Record Date. Interest on the Debenture will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                2. ACCRUAL AND CAPITALIZATION OF INTEREST. Except in the event of redemption or conversion, interest will accrue but will not be paid on the Principal until the first Interest Payment Date in 1995. The amount of interest which has accrued from the date of issuance to August 15, 1995 (the "DEFERRED INTEREST") will be paid ratably on each Interest Payment Date over the remaining term of the Debentures beginning on the first Interest Payment Date. Interest will accrue on the Deferred Interest at the Interest Rate from the date of accrual and will continue to accrue until all Deferred Interest has been paid. Such additional interest will also be paid ratably on each Interest Payment Date over the term of the Debentures beginning on the first Interest Payment Date.

                In the event the Debenture is converted by the holder or called for redemption by the Company, all accrued interest to the conversion or redemption date, unpaid Deferred Interest, and interest on the Deferred Interest to the conversion or redemption date, shall be paid in cash to the holder of the Debenture converted or redeemed.

                With respect to any Interest Payment Date, the Company may, at its option, elect to add to the Principal (i) all accrued interest from the previous Interest Payment Date, (ii) the portion of the Deferred Interest due for payment on such Interest Payment Date, and (iii) that portion of the interest on the Deferred Interest due for payment on such Interest Payment Date, plus a premium of 10% of the aggregate of all amounts so elected to be added to Principal amount. The Company will notify the holders of the Debentures of such election no later than ten (10) days prior to the scheduled Interest Payment Date. Any holder of any Debenture may elect with respect to any Interest Payment Date to add to the Principal all accrued interest from the previous Interest Payment Date, unpaid Deferred Interest and interest on the Deferred Interest, without a premium. The holder will make such election by the receipt of written notice by the Company and to the Paying Agent no later than fifteen (15) days prior to the scheduled interest Payment Date.

                3. METHOD OF PAYMENT. The Company will pay interest on the Debentures (except defaulted interest) to the persons who are registered holders of Debentures at the close of business on the Record Date for the next Interest Payment Date even though Debentures are cancelled after the Record Date and on or before the Interest Payment Date. Holders must surrender the Debentures to the Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to the holder's registered address.

                4. PAYING AGENT, REGISTRAR, CONVERSION AGENT. The Trustee will act as Conversion Agent, Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice. The Company may act in any such capacity.

                5. INDENTURE. The Company issued the Debentures under an Indenture dated as of August 15, 1991 ("Indenture") between the Company and the Trustee. The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. The Debentures are subject to and qualified by all such terms, certain of which are summarized hereon, and Debentureholders are referred to the Indenture and such Act for a statement of such terms. The Debentures are unsecured general obligations of the Company limited to $13,248,000.00 in aggregate principal amount (subject to the provisions of Paragraph 2, above).

                6. OPTIONAL REDEMPTION. The Company may redeem all or any part of the Debentures at any time or some of them from time to time at principal amount plus accrued interest to the redemption date.

                7. NOTICE OF REDEMPTION. Notice of Redemption will be mailed at least thirty (30) days but not more than sixty (60) days before the redemption date to each holder of Debentures to be redeemed at his registered address. Debentures in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On and after the redemption date interest ceases to accrue on Debentures or portions of them called for redemption.

                If this Debenture is redeemed subsequent to an Interest Record Date and on or prior to the subsequent Interest Payment Date, then any accrued interest to such Interest Payment Date will be paid to the person in whose name this Debenture is registered at the close of business on such Record Date.

                8. CONVERSION BY HOLDER. A holder of this Debenture may convert it into Common Stock of the Company at any time before the close of business on August 15, 2001. If the Debenture is called for redemption, the holder may convert it at any time before the close of business on the fifth
(5th) Business Day prior to the redemption date. The initial conversion ratio is as set forth in Section 10.1 of the Indenture. On conversion, the Company will pay in cash any accrued but unpaid interest to the conversion date. The Company will deliver a check for any fractional share.

                To convert a Debenture a holder must (1) complete and sign the conversion notice on the back of the Debenture, (2) surrender the Debenture to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax, if required. A holder may convert a portion of a Debenture if the portion is $1,000 or an integral multiple of $1,000.

                If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert a Debenture into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another.

                9. SUBORDINATION. The Debentures are subordinated to Senior Debt, which is any debt of the Company or an Affiliate outstanding on the date of the Indenture or Debt thereafter created, incurred, assumed or guaranteed by the Company or an Affiliate and all renewals, extensions and refundings thereof except Debt that expressly provides that it is not senior or superior in right of payment to the Debentures. Debt is any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of the Company or any subsidiary or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if, and to the extent such indebtedness would appear as a liability upon a balance sheet of the Company or an Affiliate prepared on a consolidated basis in accordance with generally accepted accounting principles. To the extent provided in the Indenture, Senior Debt must be paid before the Debentures may be paid. The Company agrees, and each Debentureholder by accepting a Debenture agrees, to the subordination and authorizes the Trustee to give it effect.

                10. DENOMINATIONS, TRANSFER, EXCHANGE. The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Debentures may be registered and Debentures may be exchanged as provided in the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Debenture or portion of a Debenture selected for redemption. Also, it need not exchange or register the transfer of any Debentures for a period of fifteen (15) days before a selection of Debentures to be redeemed. A Debenture may not be transferred independently of the shares of Series A Convertible Preferred Stock which were originally issued as a unit with the Debentures.

                11. PERSONS DEEMED OWNERS. The registered holder of a Debenture may be treated as its owner for all purposes.

                12. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Debentures may be amended with the consent of the holders of at least a majority in principal amount of the then outstanding Debentures, and any existing default may be waived with the consent of the holders of a majority in principal amount of the then outstanding Debentures. Without the consent of any Debentureholder, the Indenture or the Debentures may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of Company obligations to Debentureholders or to make any change that does not adversely affect the rights of any Debentureholders.

                13. DEFAULTS AND REMEDIES. An Event of Default is: default for 30 days in payment of interest on the Debentures; default in payment of principal on them; failure by the Company for 60 days after notice to it to comply with any of its other agreements in the Indenture or the Debentures; certain defaults under and accelerations prior to maturity of other indebtedness; certain final judgments which remain undischarged; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Debentures may declare all the Debentures to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Debentures become due and payable without further action or notice. Debentureholders may not enforce the Indenture or the Debentures except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it seeks to enforce the Indenture or the Debentures. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Debentures may direct the Trustee in his exercise of any trust or power. The Trustee may withhold from Debentureholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interest. The Company must furnish an annual compliance certificate to the Trustee.

                14. TRUSTEE DEALINGS WITH THE COMPANY. United Missouri Bank, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

                15. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Debentureholder, by accepting a Debenture, waives and releases all such persons from all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

                16. AUTHENTICATION. This Debenture shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

The Company will furnish to any Debentureholder upon written request and without charge a copy of the Indenture, which has in it the text of this Debenture in larger type. Terms used herein which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture. Requests may be made to:
Treasurer, Illuminet Holdings, Inc., P.O. Box 8, 4501 Intelco Loop, S.E., Lacey, Washington 98503.

------------------------------------        ------------------------------------

             ASSIGNMENT                               CONVERSION NOTICE

   To assign this Debenture, fill in           To convert his Debenture into
   the Common form below:                      Stock of the Company, check the
                                               box:
   I or we assign and transfer this
   Debenture to                                      ------------------

   --------------------------------
                                                     ------------------
   --------------------------------
                                               To convert only part of this
                                               Debenture, state the amount:
   (Insert assignee's soc. sec. or
   tax I.D. no.)                                     ------------------
                                                      $____________.__

   --------------------------------                  ------------------

   --------------------------------            If you want the stock certificate
                                               made out in another person's
   --------------------------------            name, fill in the form below:

   --------------------------------                  ------------------

   (Print or type assignee's name,
   address and zip code) and                         ------------------
   irrevocably appoint
                                               (insert other person's soc. sec.
   --------------------------------            or tax I.D. no.)

   agent to transfer this Debenture         ------------------------------------
   on the books of the Company. The
   agent may substitute another to          ------------------------------------
   act for him.
                                            ------------------------------------

                                            ------------------------------------

                                               (Print or type other person's
                                               name, address and zip code)


--------------------------------------------------------------------------------

Date:
     ---------------------              ---------------------------------------
                                        Debenture Holder

                                        By:
                                           -------------------------------------
                                                    Authorized Agent


(Sign exactly as your name appears on the other side of this Debenture)

GUARANTEE OF SIGNATURES(S)

Authorized signature:
                     ------------------------------------

Name:
     ----------------------------------------------------

Address:
       --------------------------------------------------

Area Code & Telephone No.:
                          --------------------------------

Date:
     -----------------------------------------------------

--------------------------------------------------------------------------------

================================================================================




                          ----------------------------


                          FIRST SUPPLEMENTAL INDENTURE


                          ----------------------------


                  INDEPENDENT TELECOMMUNICATIONS NETWORK, INC.

                                       AND

                               USTN HOLDINGS, INC.

                                       AND

                               USTN SERVICES, INC.

                                       AND

                             UMB BANK, N.A., TRUSTEE

                          Dated as of February 12, 1996

                          ----------------------------

                            SUPPLEMENTAL TO INDENTURE

                              DATED AUGUST 15, 1991




================================================================================

        FIRST SUPPLEMENTAL INDENTURE, dated as of February 12, 1996 (the"Supplemental Indenture"), between INDEPENDENT TELECOMMUNICATIONS NETWORK, INC., a Delaware corporation (the "Company"), USTN HOLDINGS, INC. (f/k/a U.S. TelNet Holdings, Inc.), a Delaware corporation ("Holdings"), USTN SERVICES, INC. (f/k/a U.S. TelNet Services, Inc.), a Delaware corporation ("Services"), and UMB BANK, N.A. (f/k/a United Missouri Bank, N.A.), as Trustee (the "Trustee"), to an Indenture dated as of August 15, 1991 (the "Indenture"), between the Company and the Trustee.

        WHEREAS, the Company has heretofore executed and delivered the Indenture to the Trustee for the authentication, delivery and administration of the Company's $13,248,000 principal amount 7.5% convertible redeemable subordinated debentures due August 15, 2001 (the "Securities") issued pursuant to the Indenture; and

        WHEREAS, Section 5.1 of the Indenture provides in part that the corporation surviving any merger to which the Company is a party (if such surviving corporation is not the Company) shall enter into a supplemental indenture assuming the obligations of the Company under the Indenture (except for obligations as to conversion of the Securities if a supplemental indenture is entered into pursuant to Section 10.9 of the Indenture); and

        WHEREAS, Section 10.9 of the Indenture provides, among other things, that if the Company is a party to a merger which reclassifies or changes its outstanding common stock, upon consummation of the transaction the Securities shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder (as defined in the Indenture) of a Security would have owned immediately after the merger if the Holder had converted the Security immediately before the effective date of the merger; and

        WHEREAS, Section 10.9 of the Indenture also provides that concurrently with the consummation of the merger, the person obligated to issue securities or deliver cash or other assets upon conversion of the Securities shall enter into a supplemental indenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in Article 10 of the Indenture; and

        WHEREAS, the Company, on August 3, 1995, entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, U.S. Intelco Holdings, Inc., a Washington corporation ("USIH"), Holdings and Services, under which the Company and USIH shall be merged with and into Services (the "Merger"); and

        WHEREAS, the Company, the Trustee, Holdings and Services desire to execute this Supplemental Indenture for the purpose of complying with the provisions of Sections 5.1 and 10.9 of the Indenture and the Company has requested and does hereby request the Trustee to join with the Company, Holdings and Services in the execution and delivery of this Supplemental Indenture; and

        WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done and performed by the parties hereto; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized by said parties;

        NOW, THEREFORE, in consideration of the premises and other consideration, the receipt of which is hereby acknowledged, the Company, the Trustee, Holdings and Services mutually covenant and agree, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:

                                    ARTICLE I

                                   DEFINITIONS

        The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Indenture and the Securities.

                                   ARTICLE II

                      ASSUMPTION OF RIGHTS AND OBLIGATIONS

        At the Effective Time of the Merger (as defined in the Merger Agreement) and pursuant to this Supplemental Indenture and the Merger Agreement: (a) Services shall assume the rights and obligations of the Company as set forth in the Indenture except for obligations of the Company as to conversion of the Securities and (b) Holdings shall assume the rights and obligations of the Company as to conversion of the Securities. From and after the Effective Time, all references in the Indenture to (i) "Securities" shall mean Holdings Securities (as defined below), (ii) the "Company" shall mean Services, (iii) "Common Stock" shall mean Holdings Common Stock (as defined below) and (iv) "Series A Convertible Preferred Stock" shall mean Holdings Series A Preferred Stock as it exists as of the Effective Time or as it may be constituted from time to time.

                                   ARTICLE III

                                   CONVERSION

        Pursuant to the terms and conditions of the Merger Agreement, each Security outstanding as of the Effective Time that is not converted into Holdings Common Stock at the election of the Holder thereof will be automatically converted into a 7.5% convertible redeemable subordinated debenture due August 15, 2001 of Holdings (a "Holdings Security") with the same rights and obligations as set forth for Securities in the Indenture, except that
Section 10.1 of the Indenture is amended and restated in its entirety as follows:

                Section 10.1 Conversion Privilege. A Holdings Security may be converted by the Holder thereof into ninety (90) shares of Holdings Common Stock for each One Thousand Dollars ($1,000) in principal amount of such Holdings Security at any time during the period set forth in paragraph 8 of the Holdings Securities.

                "Holdings Common Stock" means Common Stock of Holdings as it exists as of the Effective Time or as it may be constituted from time to time.

                                   ARTICLE IV

                                   THE TRUSTEE

        The Trustee shall not be responsible in any manner whatsoever for, or in respect of, the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company and Holdings, or for, or in respect of, the recitals and statements contained herein, all of which recitals and statements are made solely by the Company and Holdings.

        No duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture other than as set forth in the Indenture; and this Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if this Supplemental Indenture were a part of and set forth in the Indenture.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

        SECTION 5.1 Execution Of Supplemental Indenture. Except insofar as herein expressly provided, all the provisions, definitions, terms and conditions of the Indenture, as supplemented and amended, shall be deemed to be incorporated in, and made a part of, this Supplemental Indenture; and the Indenture as supplemented and amended by this Supplemental Indenture is in all respects ratified and confirmed; and the Indenture, as supplemented and amended by this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

        SECTION 5.2 Conflict With Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act, as amended from time to time, the required provision shall control.

        SECTION 5.3 Benefits Of Supplemental Indenture. Nothing in this Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the Securityholders, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the Securityholders.

        SECTION 5.4 Successors And Assigns. All covenants, stipulations and agreements in this Supplemental Indenture contained by or on behalf of Holdings shall bind and (subject to the provisions of the Indenture, as supplemented and amended from time to time) inure to the benefit of its successors and assigns, whether so expressed or not.

        SECTION 5.5 Separability Clause. In case any provision in this Supplemental Indenture or in the Holdings Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 5.6 Effect Of Headings. The headings of the several Articles of this Supplemental Indenture and the Sections thereof are inserted for convenience of reference, and shall not be deemed to be a part hereof.

        SECTION 5.7 Execution And Counterparts. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

        SECTION 5.8 Governing Law. The internal laws of the state of Missouri shall govern this Supplemental Indenture and the Holdings Securities.



                            [Signature page follows]

        IN WITNESS WHEREOF, the Company and Holdings have each caused this Supplemental Indenture to be executed by its Chairman of the Board or its President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and UMB Bank, N.A., as Trustee as aforesaid, has caused the same to be executed by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, as of the day and year first above written.

                                    INDEPENDENT TELECOMMUNICATIONS NETWORK, INC.

(Corporate Seal)

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

ATTEST:


-------------------------------
Name:
Title: Secretary

                                    USTN HOLDINGS, INC.

(Corporate Seal)

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

ATTEST:

-------------------------------
Name:
Title: Secretary

                                        USTN SERVICES, INC.

(Corporate Seal)

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

ATTEST:

-------------------------------
Name:
Title:  Secretary

                                    UMB BANK, N.A., as Trustee

(Corporate Seal)

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

ATTEST:

-------------------------------
Name:

Title: Assistant Secretary

STATE OF                     )
                             )  ss.
COUNTY OF                    )

        On this ___ day of February, 1996, before me appeared _________________, to me personally known, who, being by me duly sworn, did say that he is _____________________ of Independent Telecommunications Network, Inc., a corporation described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said _________________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)
                                        ----------------------------------------
                                        Notary Public


My Commission Expires:


--------------------------

STATE OF                     )
                             )  ss.
COUNTY OF                    )

        On this ______ day of February, 1996, before me appeared ______, to me personally known, who, being by me duly sworn, did say that he is ____________ of USTN Holdings, Inc., a corporation described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said ____________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)
                                        ----------------------------------------
                                        Notary Public


My Commission Expires:


--------------------------


STATE OF                     )
                             )  ss.
COUNTY OF                    )

        On this ________ day of February, 1996, before me appeared _____________, to me personally known, who, being by me duly sworn, did say that he is _____________ of USTN Services, Inc., a corporation described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said ___________________________ acknowledged said instrument to be the free act and deed of said corporation.


(Notarial Seal)
                                        ----------------------------------------
                                        Notary Public


My Commission Expires:


--------------------------

STATE OF MISSOURI     )
                      )  ss.
COUNTY OF JACKSON     )

        On this _________ day of February, 1996, before me appeared _______________________ to me personally known, who, being by me duly sworn, did say that he is _______________________ of UMB Bank, N.A., a
_______________________ described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the association seal of said national banking association, and that said instrument was signed and sealed on behalf of said _____________________ by authority of its board of directors, and said _____________________ acknowledged said instrument to be the free act and deed of said
__________________________________.

(Notarial Seal)
                                        ----------------------------------------
                                        Notary Public


My Commission Expires:


--------------------------

                                   ----------


                          SECOND SUPPLEMENTAL INDENTURE

                                   ----------


                               USTN HOLDINGS, INC.

                                       AND

                               USTN SERVICES, INC.

                                       AND

                             UMB BANK, N.A., TRUSTEE

                             Dated as of June , 1996


                                   ----------


                            SUPPLEMENTAL TO INDENTURE

                              DATED AUGUST 15, 1991

        SECOND SUPPLEMENTAL INDENTURE, dated as of June , 1996 (the "Supplemental Indenture"), between USTN HOLDINGS, INC., a Delaware corporation ("Holdings"), USTN SERVICES, INC., a Delaware corporation ("Services"), and UMB BANK, N.A. (f/k/a United Missouri Bank, N.A.), as Trustee (the "Trustee"), to an Indenture dated as of August 15, 1991, between Independent Telecommunications Network, Inc. and the Trustee.

        WHEREAS, Section 2.6 of the Indenture provides that the Securities may only be sold or otherwise transferred together with the shares of Series A Convertible Preferred Stock (the "Series A Stock") issued as a unit with the Securities; and

        WHEREAS, the Trustee, Holdings and Services desire to permit holders of the Securities to transfer the Securities without the Series A Stock issued as a unit with such Securities when the separation of the Securities from the Series A Stock resulted from an involuntary event; and

        WHEREAS, Section 2.6 of the Indenture does not adequately address the situation when the occurrence of an involuntary event results in the separation of the Securities from the Series A Stock; and

        WHEREAS, Section 9.1 of the Indenture permits an amendment of the Indenture without the consent of any Securityholder to cure any ambiguity, defect or inconsistency in the Indenture; and

        WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done and performed by the parties hereto; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized by said parties;

        NOW, THEREFORE, in consideration of the premises and other consideration, the receipt of which is hereby acknowledged, the Trustee, Holdings and Services mutually covenant and agree, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:

                                    ARTICLE I

                                   DEFINITIONS

        The third paragraph of Section 2.6 of the Indenture is hereby deleted and replaced in its entirety with the following language:

        "The Securities may only be sold or otherwise transferred as a unit with the Series A Stock issued as a unit with the Securities; provided, however, that, if Securities held by a Securityholder are separated from the Series A Stock due to the redemption of the Series A Stock by the Company, the cancellation of Series A Stock by operation of law or the occurrence of any event that is involuntary on the part of the Securityholder (as determined by Holdings and Services in their discretion), then such Securityholder (and any transferee of the Securities) shall be permitted to transfer such Securities without the Series A Stock issued as a unit with such Securities upon written notice to the Trustee, Holdings and Services." Prior to the authentication of any Security, the Company and Holdings shall provide the Trustee with written certification of the transferability of such Security pursuant to this Section.

                                   ARTICLE II

                                   THE TRUSTEE

        The Trustee shall not be responsible in any manner whatsoever for, or in respect of, the validity or sufficiency of this Supplemental Indenture or the due execution hereof by Holdings or Services, or for, or in respect of, the recitals and statements contained herein, all of which recitals and statements are made solely by Holdings and Services.

        No duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture other than as set forth in the Indenture; and this Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if this Supplemental Indenture were a part of and set forth in the Indenture.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

        SECTION 3.1 EXECUTION OF SUPPLEMENTAL INDENTURE. Except insofar as herein expressly provided, all the provisions, definitions, terms and conditions of the Indenture, as supplemented and amended, shall be deemed to be incorporated in, and made a part of, this Supplemental Indenture; and the Indenture as supplemented and amended by this Supplemental Indenture is in all respects ratified and confirmed; and the Indenture, as supplemented and amended by this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

        SECTION 3.2 CONFLICT WITH TRUST INDENTURE ACT. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act, as amended from time to time, the required provision shall control.

        SECTION 3.3 BENEFITS OF SUPPLEMENTAL INDENTURE. Nothing in this Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the Securityholders, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the Securityholders.

        SECTION 3.4 SUCCESSORS AND ASSIGNS. All covenants, stipulations and agreements in this Supplemental Indenture contained by or on behalf of Holdings or Services shall bind and (subject to the provisions of the Indenture, as supplemented and amended from time to time) inure to the benefit of its successors and assigns, whether so expressed or not.

        SECTION 3.5 SEPARABILITY CLAUSE. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 3.6 EFFECT OF HEADINGS. The headings of the several Articles of this Supplemental Indenture and the Sections thereof are inserted for convenience of reference, and shall not be deemed to be a part hereof.

        SECTION 3.7 EXECUTION AND COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

        SECTION 3.8 GOVERNING LAW. The internal laws of the state of Missouri shall govern this Supplemental Indenture.

        IN WITNESS WHEREOF, Holdings and Services have each caused this Supplemental Indenture to be executed by its Chairman of the Board or its President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and UMB Bank, N.A., as Trustee as aforesaid, has caused the same to be executed by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, as of the day and year first above written.

                                        USTN HOLDINGS, INC.

(Corporate Seal)

        By:
           -----------------------------

                                           Name:
                                           Title:

ATTEST:

----------------------------------------
Name:
Title:  Secretary

                                            USTN SERVICES, INC.

(Corporate Seal)

        By:
           -----------------------------

                                           Name:
                                           Title:

ATTEST:

----------------------------------------
Name:
Title:  Secretary

                                            UMB BANK, N.A., AS TRUSTEE

(Corporate Seal)

        By:
           -----------------------------

                                           Name:
                                           Title:

ATTEST:

--------------------------------
Name:
Title:  Assistant Secretary

STATE OF ______________      )
                             )  ss.
COUNTY OF ____________       )

        On this ____ day of __________, 1996, before me appeared _____________________, to me personally known, who, being by me duly sworn, did say that he is _________ of USTN Holdings, Inc., a corporation described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said _______________________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)

                                        ----------------------------------------
                                                      Notary Public

My Commission Expires:

_______________________

STATE OF ______________      )
                             )  ss.
COUNTY OF ____________       )

        On this ____ day of __________, 1996, before me appeared _____________________, to me personally known, who, being by me duly sworn, did say that he is _________ of USTN Services, Inc., a corporation described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said _______________________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)

                                        ----------------------------------------
                                                      Notary Public

My Commission Expires:

----------------------

STATE OF MISSOURI     )
                      )  ss.
COUNTY OF JACKSON     )

        On this ____ day of ______, 1996, before me appeared ____________, to me personally known, who, being by me duly sworn, did say that he is ________________ of UMB Bank, N.A., a _________________________ described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the association seal of said national banking association, and that said instrument was signed and sealed on behalf of said ____________________________ by authority of its board of directors, and said
____________ acknowledged said instrument to be the free act and deed of said

----------------------------.

(Notarial Seal)

                                        ----------------------------------------
                                                      Notary Public

My Commission Expires:

----------------------